SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           CALIFORNIA                  000-50323              32-0061893
   ----------------------------      -------------      ----------------------
   (State or other jurisdiction      (File Number)        (I.R.S. Employer
        of incorporation)                               identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

                  On July 27, 2006, Registrant issued a press release announcing financial results for the three month and six month periods ended June 30, 2006. At June 30, 2006, total assets increased 18.8% to $191,696,466, total deposits increased 10.8% to $160,692,021 and net loans increased 49.1% to $108,390,821.
                  Net income increased 5.2% to $284,730 and declined 7.4% to $486,060 for the respective three and six month periods ended June 30, 2006.

                  The foregoing summary results are qualified by reference to the press release attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                           --------------------

                           None.

                  b.       Pro Forma Financial Information
                           -------------------------------

                           None.

                  c.       Exhibits
                           --------

                           (99.1) Press Release dated July 27, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 27, 2006

Service 1st Bancorp


By: /s/ ROBERT E. BLOCH
    ---------------------------
    Executive Vice President
    and Chief Financial Officer

                                  EXHIBIT INDEX



                                                                     Sequential
   Exhibit Number                   Description                      Page Number
   --------------                   -----------                      -----------

        99.1              Press Release dated July 27, 2006             5-6